UBS Series Funds

November 29, 2021

Supplement to the Prospectus dated August 27, 2021, as supplemented.

Includes:

•	UBS Select ESG Prime Investor Fund

Dear Investor,

The purpose of this supplement is to update certain information contained in the Prospectus for UBS Select ESG Prime Investor Fund regarding the extension of the voluntary fee waiver through December 31, 2021. This disclosure change will become effective on December 1, 2021 (“Effective Date”).

The Prospectus is hereby supplemented as shown below.

On the Effective Date, the section captioned “Management” and sub-captioned “Advisory and administration fees” on page 46 of the Prospectus is revised by replacing the first sentence of the fourth paragraph of that section in its entirety with the following:

UBS AM will voluntarily waive its 0.10% master fund level fee in order to voluntarily reduce UBS Select ESG Prime Investor Fund’s expenses by 0.10% until December 31, 2021.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1128